CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (this “Agreement”), dated as of November 5, 2018, is entered into among Professional Diversity Network, INC, a Delaware corporation (the “Company”), and GNet Tech Holdings Public Limited Company (the “Purchaser” named on the SCHEDULE OF Purchaser attached hereto (the “Schedule of Purchasers”)).

WHEREAS, subject to the terms and conditions set forth herein, the Company wishes to issue and sell to the Purchaser, and the Purchaser wishes to purchase from the Company, one or more convertible promissory notes in exchange for the consideration (the “Consideration”) set forth opposite the Purchaser’s name on the Schedule of Purchasers.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms not otherwise defined in this Agreement will have the meanings set forth in this Section 1.

1.1 “Common Stock” means the Company’s common stock, par value US$0.01.

1.2 “Conversion Shares” (for purposes of determining the type of Equity Securities issuable upon conversion of the Notes) means: with respect to a conversion pursuant to Section 4.1, shares of Common Stock.

1.3 “Conversion Price” means the Minimum Price on the date of conversion, provided that in no event shall the conversion price be less than the Minimum Price on the date of issuance.

1.4 “Equity Securities” means (a) Common Stock; (b) any securities conferring the right to purchase Common Stock; or (c) any securities directly or indirectly convertible into, or exchangeable for (with or without additional consideration) Common Stock. Notwithstanding the foregoing, the following will not be considered “Equity Securities”: (i) any security granted, issued or sold by the Company to any director, officer, employee, consultant or adviser of the Company for the primary purpose of soliciting or retaining their services; (ii) any convertible promissory notes (including the Notes) issued by the Company; and (iii) any SAFEs issued by the Company.

1.5 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.6 “Fully Diluted Capitalization” means the number of issued and outstanding shares of the Company’s capital stock, assuming the conversion or exercise of all of the Company’s outstanding convertible or exercisable securities, including shares of convertible Common Stock and all outstanding vested or unvested options or warrants to purchase the Company’s capital stock. Notwithstanding the foregoing, “Fully Diluted Capitalization” excludes: (i) any convertible promissory notes issued by the Company (including the Notes issued pursuant to this Agreement); (ii) any SAFEs issued by the Company; and (iii) any Equity Securities that are issuable upon conversion of any outstanding convertible promissory notes or SAFEs.

1.7 “Maturity Date” means, with respect to each Note issued under this Agreement, the date that is 6 months following the date of issuance of such Note.

1.8 The “Minimum Price” shall mean the lower of (i) the closing price of the Common Stock on NASDAQ immediately preceding the date of issuance or the date of conversion, as applicable, or (ii) the average closing price of the Common Stock on NASDAQ for the five trading days immediately preceding the date of issuance or the date of conversion, as applicable.

1.9 “Notes” means the one or more promissory notes issued to the Purchaser pursuant to Section 2, the form of which is attached hereto as Exabit A.

1.10 “SAFE” means any simple agreement for future equity (or other similar agreement) which is issued by the Company for bona fide financing purposes and which may convert into the Company’s capital stock in accordance with its terms.

1.11 “Securities Act” means the Securities Act of 1933, as amended.

2. Purchase and Sale of Notes. In exchange for the Consideration paid by the Purchaser, the Company will sell and issue to such Purchaser one or more Notes. Each Note will have a principal balance equal to that portion of the Consideration paid by such Purchaser for such Note, as set forth opposite such Purchaser’s name on the Schedule of Purchasers.

3. Closings. The initial closing of the sale of the Notes in return for the Consideration paid by each Purchaser (the “Closing”) will take place remotely via the exchange of documents and signatures on the date of this Agreement, or at such other time and place as the Company and the Purchasers purchasing a majority-in-interest of the aggregate principal amount of the Notes to be sold at the Closing agree upon orally or in writing. At the Closing, each Purchaser will deliver the Consideration to the Company and the Company will deliver to each Purchaser one or more executed Notes in return for the respective Consideration provided to the Company.

4. Conversion. Each Note will be convertible into Conversion Shares pursuant to this Section 4.

4.1 Maturity Conversion. At any time on or after the Maturity Date, at the election of the holder, each Note will convert into that number of Conversion Shares equal to the quotient (rounded down to the nearest whole share) obtained by dividing (x) the outstanding principal balance and unpaid accrued interest of such Note on the date of such conversion by (y) the applicable Conversion Price.

4.2 Mechanics of Conversion.

(a) Financing Agreements. Each Purchaser acknowledges that the conversion of the Notes into Conversion Shares pursuant to Section 4, may require such Purchaser’s execution of certain agreements relating to the purchase and sale of the Conversion Shares, as well as registration rights, rights of first refusal and co-sale, rights of first offer and voting rights, if any, relating to such securities (collectively, the “Financing Agreements”).

(b) Certificates. As promptly as practicable after the conversion of each Note and the issuance of the Conversion Shares, the Company (at its expense) will issue and deliver to the holder thereof a certificate or certificates evidencing the Conversion Shares (if certificated), or if the Conversion Shares are not certificated, will deliver a true and correct copy of the Company’s share register reflecting the Conversion Shares held by such holder. The Company will not be required to issue or deliver the Conversion Shares until the holder of such Note has surrendered the Note to the Company (or provided an instrument of cancellation or affidavit of loss).

5. Representations and Warranties of the Company. In connection with the transactions contemplated by this Agreement, the Company hereby represents and warrants to the Purchasers as follows:

5.1 Due Organization; Qualification and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify or to be in good standing would have a material adverse effect on the Company.

5.2 Authorization and Enforceability. Except for the authorization and issuance of the Conversion Shares, all corporate action has been taken on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Notes. Except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights, the Company has taken all corporate action required to make all of the obligations of the Company reflected in the provisions of this Agreement and the Notes valid and enforceable in accordance with their terms.

6. Representations and Warranties of the Purchasers. In connection with the transactions contemplated by this Agreement, each Purchaser, severally and not jointly, hereby represents and warrants to the Company as follows:

6.1 Authorization. Each Purchaser has full power and authority (and, if such Purchaser is an individual, the capacity) to enter into this Agreement and to perform all obligations required to be performed by it hereunder. This Agreement, when executed and delivered by each Purchaser, will constitute such Purchaser’s valid and legally binding obligation, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

6.2 Purchase Entirely for Own Account. Each Purchaser acknowledges that this Agreement is made with such Purchaser in reliance upon such Purchaser’s representation to the Company, which such Purchaser confirms by executing this Agreement, that the Notes, the Conversion Shares, and any Common Stock issuable upon conversion of the Conversion Shares (collectively, the “Securities”) will be acquired for investment for such Purchaser’s own account, not as a nominee or agent (unless otherwise specified on such Purchaser’s signature page hereto), and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities. If other than an individual, each Purchaser also represents it has not been organized solely for the purpose of acquiring the Securities.

6.3 Investment Experience. Each Purchaser is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

6.4 Accredited Investor. Each Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act. Each Purchaser agrees to furnish any additional information requested by the Company to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities.

6.5 Restricted Securities. Each Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act or any state securities laws, by reason of specific exemptions under the provisions thereof which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of each Purchaser’s representations as expressed herein. Each Purchaser understands that the Securities are “restricted securities” under U.S. federal and applicable state securities laws and that, pursuant to these laws, such Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission (“SEC”) and registered or qualified by state authorities, or an exemption from such registration and qualification requirements is available. Each Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale and further acknowledges that, if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of such Purchaser’s control, and which the Company is under no obligation, and may not be able, to satisfy.

6.6 No Public Market. Each Purchaser understands that no public market now exists for the Securities and that the Company has made no assurances that a public market will ever exist for the Securities.

6.7 Residence. If the Purchaser is an individual, such Purchaser resides in the state or province identified in the address shown on such Purchaser’s signature page hereto. If the Purchaser is a partnership, corporation, limited liability company or other entity, such Purchaser’s principal place of business is located in the state or province identified in the address shown on such Purchaser’s signature page hereto.

6.8 Foreign Investors. If a Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, conversion, redemption, sale, or transfer of the Securities. Each such Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of such Purchaser’s jurisdiction. Each such Purchaser acknowledges that the Company has taken no action in foreign jurisdictions with respect to the Securities.

7. Miscellaneous.

7.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement will inure to the benefit of, and be binding upon, the respective successors and assigns of the parties; provided, however, that the Company may not assign its obligations under this Agreement without the written consent of the Requisite Noteholders. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein, express or implied, is intended to or will confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

7.2 Choice of Law. This Agreement and the Notes, and all matters arising out of or relating to this Agreement, whether sounding in contract, tort, or statute will be governed by and construed in accordance with the laws of Delaware.

7.3 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. Counterparts may be delivered via facsimile, email (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are included for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. All notices and other communications given or made pursuant hereto will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by email or confirmed facsimile; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications will be sent to the respective parties at the addresses shown on the signature pages hereto (or to such email address, facsimile number or other address as subsequently modified by written notice given in accordance with this Section 7.5).

7.6 No Finder’s Fee. Each party represents that it neither is nor will be obligated to pay any finder’s fee, broker’s fee or commission in connection with the transactions contemplated by this Agreement. Each Purchaser agrees to indemnify and to hold the Company harmless from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of the transactions contemplated by this Agreement (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold each Purchaser harmless from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of the transactions contemplated by this Agreement (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

7.7 Expenses. The Company will pay all costs and expenses that the Purchaser incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

7.8 Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party will be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

7.9 Entire Agreement; Amendments and Waivers. This Agreement, the Notes and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. The Company’s agreements with each of the Purchasers are separate agreements, and the sales of the Notes to each of the Purchasers are separate sales. Notwithstanding the foregoing, any term of this Agreement or the Notes may be amended and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Requisite Noteholders. Any waiver or amendment effected in accordance with this Section 7.9 will be binding upon each party to this Agreement and each holder of a Note purchased under this Agreement then outstanding and each future holder of all such Notes.

7.10 Effect of Amendment or Waiver. Each Purchaser acknowledges and agrees that by the operation of Section 7.9 hereof, the Requisite Noteholders will have the right and power to diminish or eliminate all rights of such Purchaser under this Agreement and each Note issued to such Purchaser.

7.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provisions were so excluded and this Agreement will be enforceable in accordance with its terms.

7.12 Acknowledgment. For the avoidance of doubt, it is acknowledged that each Purchaser will be entitled to the benefit of all adjustments in the number of shares of the Company’s capital stock as a result of any splits, recapitalizations, combinations or other similar transactions affecting the Company’s capital stock underlying the Conversion Shares that occur prior to the conversion of the Notes.

7.13 Further Assurances. From time to time, the parties will execute and deliver such additional documents and will provide such additional information as may reasonably be required to carry out the terms of this Agreement and the Notes and any agreements executed in connection herewith or therewith.

7.14 Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

signature pages follow

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

Professional Diversity Network, INC

By
Name:	Gary Xiao
Title:	CFO

Address: 801 W Adams St, Suite 600
Chicago, IL, USA 60607

Email Address: gxiao@prodivnet.com

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

Name:	GNet Tech Holdings Public Limited Company

Address: 33 St James’s square, London SW1Y 4JS

Email:	Wendy.haowei@gnettechgroup.com

SCHEDULE OF Purchaser

Closing Date: November     , 2018

Purchaser	Consideration and Principal Balance of Promissory Note
GNet Tech Holdings Public Limited Company	$500,000.00

TOTAL	$500,000.00